3D SYSTEMS

Third Quarter and Nine Months 2016 Conference Call & Webcast

November 3, 2016



Welcome and Participants

- **Vyomesh Joshi**
  - President & Chief Executive Officer
- **John McMullen**
  - Executive Vice President & Chief Financial Officer
- **Andy Johnson**
  - Executive Vice President & Chief Legal Officer
- **Stacey Witten**
  - Vice President, Investor Relations

To participate via phone, please dial:

US: 1-800-407-8291

Outside the US: 1-201-689-8345

Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly report on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

3D SYSTEMS

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Differentiation

Ecosystem Enables Workflow


CHANNEL PARTNERS
APPLICATION ENGINEERING
ON DEMAND SOLUTIONS
STRATEGIC PARTNERSHIPS
SOFTWARE
SUPPORT SERVICES
CUSTOMER
MATERIALS
HARDWARE
CUSTOMER INNOVATION CENTERS


DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE

Key Verticals


AEROSPACE & DEFENSE
AUTOMOTIVE
HEALTHCARE
DURABLE GOODS
TEACHING & TRAINING

Prioritizing Portfolio and Resources

- Exiting:
  - CubePro
  - CubeJet
  - ProX 400
  - Project Atlas (continuous high speed jetting)
- Redirecting resources to advance and accelerate next-generation capabilities

3D SYSTEMS

John McMullen

Executive Vice President & Chief Financial Officer

Operating Results

GAAP

($ in millions, except per share)	Third Quarter 2016	Third Quarter 2015	Third Quarter Y/Y Favorable (Unfavorable)	Nine Months 2016	Nine Months 2015	Nine Months Y/Y Favorable (Unfavorable)
Revenue	$ 156.4	$ 151.6	3%	$ 467.0	$ 482.8	(3%)
Gross Profit	$ 68.9	$ 71.0	(3%)	$ 226.9	$ 231.6	(2%)
Gross Profit Margin	*44.1%*	*46.9%*	(280 bps)	*48.6%*	*48.0%*	60 bps
Operating Expenses	$ 91.0	$ 105.7	14%	$ 269.4	$ 307.7	12%
% of Revenue	*58.2%*	*69.7%*		*57.7%*	*63.7%*	
Operating Loss	($22.0)	($34.6)	36%	($42.5)	($76.0)	44%
% of Revenue	*(14.1%)*	*(22.8%)*		*(9.1%)*	*(15.7%)*	
Net Loss	($21.2)	($32.2)	34%	($43.6)	($59.1)	26%
% of Revenue	*(13.6%)*	*(21.2%)*		*(9.3%)*	*(12.2%)*	
Loss Per Share	($0.19)	($0.29)	34%	($0.39)	($0.53)	26%

Operating Results

Non-GAAP

	Third Quarter			Nine Months		
($ in millions, except per share)	2016	2015	Y/Y Favorable (Unfavorable)	2016	2015	Y/Y Favorable (Unfavorable)
Revenue	$ 156.4	$ 151.6	3%	$ 467.0	$ 482.8	(3%)
Gross Profit	$ 79.7	$ 71.1	12%	$ 237.8	$ 231.9	3%
Gross Profit Margin	*51.0%*	*46.9%*	410 bps	*50.9%*	*48.0%*	290 bps
Operating Expenses	$ 64.8	$ 69.1	6%	$ 204.1	$ 214.0	(5%)
% of Revenue	*41.4%*	*45.6%*		*43.7%*	*44.3%*	
Operating Income	$15.0	$2.0	657%	$33.8	$17.8	89%
% of Revenue	*9.6%*	*1.3%*		*7.2%*	*3.7%*	
Net Income	$15.8	$0.8	1918%	$34.1	$9.1	274%
% of Revenue	*10.1%*	*0.5%*		*7.3%*	*1.9%*	
Earnings Per Share	$0.14	$0.01	1300%	$0.31	$0.08	288%

We use non-GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non-GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on our financial results.

Reconciliation of GAAP to Non-GAAP – Q3

(in millions, except per share amounts)	Quarter Ended September 30, 2016				
		Adjustments			
	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Realignment	Non-GAAP
Revenue	$ 156.4	$ —	$ —	$ —	$ 156.4
Cost of sales	87.4	(0.1)	—	(10.7)	76.6
Gross profit	68.9	0.1	—	10.7	79.7
Gross profit margin	44.2%				51.0%
Operating expenses:					
Selling, general and administrative	64.8	(18.3)	(1.8)	(0.0)	44.7
Research and development	26.1	—	—	(6.1)	20.1
Total operating expenses	91.0	(18.3)	(1.8)	(6.1)	64.8
Income (loss) from operations	(22.0)	18.4	1.8	16.8	15.0
Interest and other expense, net	1.6	—	—	—	1.6
Income (loss) before income taxes	(23.6)	18.4	1.8	16.8	13.3
Provision (benefit) for income taxes	(2.2)	—	—	—	(2.2)
Tax effect on non-GAAP adjustments [1]	—	—	—	—	—
Net income (loss)	(21.4)	18.4	1.8	16.8	15.6
Less: net income (loss) attributable to noncontrolling interests	(0.2)	—	—	—	(0.2)
Net income (loss) attributable to 3D Systems Corporation	$ (21.2)	$ 18.4	$ 1.8	$ 16.8	$ 15.8
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.19)				$ 0.14

(in millions, except per share amounts)	Quarter Ended September 30, 2015				
		Adjustments			
	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Realignment	Non-GAAP
Revenue	$ 151.6	$ —	$ —	$ —	$ 151.6
Cost of sales	80.5	(0.1)	—	—	80.5
Gross profit	71.0	0.1	—	—	71.1
Gross profit margin	46.9%				46.9%
Operating expenses:					
Selling, general and administrative	83.2	(24.6)	(12.0)	—	46.7
Research and development	22.5	—	—	—	22.5
Total operating expenses	105.7	(24.6)	(12.0)	—	69.1
Income (loss) from operations	(34.6)	24.6	12.0	—	2.0
Interest and other expense, net	1.4	—	—	—	1.4
Income (loss) before income taxes	(36.0)	24.6	12.0	—	0.6
Provision (benefit) for income taxes	(3.5)	—	—	—	(3.5)
Tax effect on non-GAAP adjustments [1]	—	2.4	1.2	—	3.6
Net income (loss)	(32.5)	22.2	10.8	—	0.5
Less: net income (loss) attributable to noncontrolling interests	(0.2)	—	—	—	(0.2)
Net income (loss) attributable to 3D Systems Corporation	$ (32.2)	$ 22.2	$ 10.8	$ —	$ 0.8
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.29)				$ 0.01

[1] Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax effect for the quarter ended September 30, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

Reconciliation of GAAP to Non-GAAP – 9 Months

(in millions, except per share amounts)	Nine Months Ended September 30, 2016				
		Adjustments			
	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP
Revenue	$ 467.0	$ —	$ —	$ —	$ 467.0
Cost of sales	240.2	(0.2)	—	(10.7)	229.2
Gross profit	226.9	0.2	—	10.7	237.8
Gross profit margin	*48.6%*				*50.9%*
Operating expenses:					
Selling, general and administrative	202.0	(34.7)	(4.5)	(0.0)	142.8
Research and development	67.3	—	—	(6.1)	61.3
Total operating expenses	269.4	(34.7)	(4.5)	(6.1)	204.1
Income (loss) from operations	(42.3)	34.9	4.5	16.8	33.8
Interest and other expense, net	1.3	—	—	—	1.3
Income (loss) before income taxes	(43.8)	34.9	4.5	16.8	32.5
Provision (benefit) for income taxes	0.7	—	—	—	0.7
Tax effect on non-GAAP adjustments [a]	—	(1.3)	—	—	(1.3)
Net income (loss)	(44.4)	36.4	4.5	16.8	33.3
Less: net income (loss) attributable to noncontrolling interests	(0.8)	—	—	—	(0.8)
Net income (loss) attributable to 3D Systems Corporation	$ (43.6)	$ 36.4	$ 4.5	$ 16.8	$ 34.1
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.39)				$ 0.31

(in millions, except per share amounts)	Nine Months Ended September 30, 2015				
		Adjustments			
	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP
Revenue	$ 482.8	$ —	$ —	$ —	$ 482.8
Cost of sales	231.2	(0.2)	—	—	230.9
Gross profit	251.6	0.2	—	—	251.9
Gross profit margin	*48.0%*				*48.0%*
Operating expenses:					
Selling, general and administrative	257.2	(76.3)	(17.1)	—	145.6
Research and development	70.4	—	—	—	70.4
Total operating expenses	307.7	(76.3)	(17.1)	—	214.0
Income (loss) from operations	(76.0)	76.7	17.1	—	17.8
Interest and other expense, net	4.0	—	—	—	4.0
Income (loss) before income taxes	(80.0)	76.7	17.1	—	13.8
Provision (benefit) for income taxes	(20.6)	—	—	—	(20.6)
Tax effect on non-GAAP adjustments [a]	—	22.3	3.1	—	25.6
Net income (loss)	(59.3)	54.2	14.0	—	8.8
Less: net income (loss) attributable to noncontrolling interests	(0.3)	—	—	—	(0.3)
Net income (loss) attributable to 3D Systems Corporation	$ (59.1)	$ 54.2	$ 14.0	$ —	$ 9.1
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.35)				$ 0.08

[a] Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax effect for the quarter ended September 30, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

Revenue Drivers



$in millions
$160.7
$170.5
$151.6
$183.4
$152.5
$158.1
$156.4

Compared to Q3 2015:

- Healthcare solutions 23%
- Materials 9%
- Software 11%
- Printers 6%
- On demand parts 16%

Gross Profit & Margin

- Charges related to portfolio prioritization negatively impacted Q4 2015 and Q3 2016 gross profit and margin
- Excluding these non-recurring charges, Q3 2016 non-GAAP GPM was 51.0%



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$200.0
$150.0
$100.0
$50.0
$-
$ in millions
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Revenue
GAAP GPM
NonGAAP GPM

Operating Expenses



120.0
100.0
80.0
60.0
40.0
20.0
$ in millions
96.5
68.5
105.4
57.1
105.7
69.2
88.9
66.5
94.3
72.9
84.1
66.4
91.0
64.8
GAAP
NonGAAP
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
R&D
SG&A

Cash and Balance Sheet

- Generated $7.2 million of cash from operations in Q3 2016 and $38.2 million in the first nine months of 2016
- Cash of $179.4 million at September 30, 2016, an increase of $23.7 million year to date
- Inventory decreased sequentially to $113.7 with plans for additional reductions by end of 2016



$171.2
$155.6
$176.2
$179.4
$18.1
$7.2

Operating Framework


GROWTH
PROCESS
OPERATIONAL EXCELLENCE
CAPITAL

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Making 3D Production Real







Use-case by use-case, we are focused on helping customers overcome traditional barriers to 3D production:

- Productivity
- Durability
- Repeatability
- Total Cost of Operations (TCO)

3D SYSTEMS

Q&A Session

In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345

3D SYSTEMS

Thank You

